                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______________________ )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement       / /  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                         HARBOR FLORIDA BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                         HARBOR FLORIDA BANCSHARES, INC.
                              100 S. Second Street
                              Fort Pierce, FL 34950
                                 (561) 461-2414

                                December 14, 2001


Dear Stockholder:

         You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Harbor Florida Bancshares, Inc. ("Bancshares" or the "Company"), the stock holding company for Harbor Federal Savings Bank (the "Bank"). The purpose of the Annual Meeting is to consider the election of two
(2) directors of the Company for three year terms and to ratify the appointment by the Company's Board of Directors of the firm of KPMG LLP as independent public accountants for the Company for the fiscal year ending September 30, 2002. The Annual Meeting is scheduled to be held on Friday, January 25, 2002, at 10:00 a.m., Florida time, at Old City Hall Annex, 315 Avenue A, Fort Pierce, Florida.

         The attached Notice of Annual Meeting and Proxy Statement describes the proposals in detail. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that you may have regarding the agenda for the Annual Meeting.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK OUTSTANDING MUST BE REPRESENTED EITHER IN PERSON OR BY PROXY TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS AT THE ANNUAL MEETING.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for all your support and interest. We look forward to seeing you at the Annual Meeting.

                                                   Sincerely yours,

                                                   /s/ Michael J. Brown
                                                   -------------------------
                                                   Michael J. Brown, Sr.
                                                   President and CEO




             HARBOR FLORIDA BANCSHARES, INC. IS THE HOLDING COMPANY
                         FOR HARBOR FEDERAL SAVINGS BANK

                         HARBOR FLORIDA BANCSHARES, INC.
                              100 S. Second Street
                           Fort Pierce, Florida 34950
                                 (561) 461-2414

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 25, 2002

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harbor Florida Bancshares, Inc. ("Bancshares" or the "Company") will be held at Old City Hall Annex located at 315 Avenue A, Fort Pierce, Florida on Friday, January 25, 2002, at 10:00 a.m. Florida time, for the following purposes, as more completely set forth in the accompanying Proxy Statement:

         1.      To elect two (2) directors of the Company for three year terms.

         2. To ratify the appointment by the Company's Board of Directors of the firm of KPMG LLP as independent public accountants for the Company for the fiscal year ending September 30, 2002.

         3. To transact such other business as may properly come before the meeting. Except with respect to procedural matters incident to the conduct of the meeting, management of Bancshares is not aware of any matters other than those set forth above which may properly come before the meeting.

         The Board of Directors of Bancshares has fixed December 7, 2001, as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.


                                                   BY ORDER OF THE BOARD OF
                                                   DIRECTORS

                                                   /s/ Michael J. Brown
                                                   -----------------------------
                                                   Michael J. Brown, Sr.
                                                   President and CEO


December 14, 2001
Fort Pierce, Florida

         YOUR VOTE IS IMPORTANT. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF. PROXIES MUST BE RECEIVED PRIOR TO THE COMMENCEMENT OF THE MEETING.

                         HARBOR FLORIDA BANCSHARES, INC.

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 25, 2002

         This Proxy Statement is being furnished to the holders of the common stock, par value $0.10 per share ("Common Stock"), of Harbor Florida Bancshares, Inc. ("Bancshares" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held on Friday, January 25, 2002, at Old City Hall Annex located at 315 Avenue A, Fort Pierce, Florida at 10:00 a.m. Florida time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 14, 2001.

         Each proxy solicited hereby, if properly signed and returned to Bancshares and not revoked prior to its use, will be voted in accordance with the instructions indicated on the proxies. If no contrary instructions are given, each signed proxy received will be voted in favor of the election of Messrs. Enns and Abernethy and in favor of the ratification of KPMG LLP and in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting. Only proxies that are returned can be counted and voted at the Annual Meeting.


                             SOLICITATION OF PROXIES

         All costs of the solicitation of proxies will be borne by Bancshares. In addition, directors, officers and other employees of Bancshares or Harbor Federal Savings Bank (the "Bank") may solicit proxies personally or by telephone or other means without additional compensation. Bancshares will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.


                              REVOCATION OF PROXIES

         A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of Bancshares, (ii) properly submitting to Bancshares a duly executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Harbor Florida Bancshares, Inc., 100 S. Second Street, Fort Pierce, Florida 34950,
Attention: Secretary. Proxies solicited hereby may be exercised only at the Annual Meeting and will not be used for any other meeting.


                                VOTING SECURITIES

         The securities that may be voted at the Annual Meeting consists of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. Only holders of record of Common Stock at the close of business on December 7, 2001 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. On the Record Date there were 24,273,236 shares of Common Stock issued and outstanding. Bancshares had no other class of securities outstanding at this time.

         As provided in Bancshares' Certificate of Incorporation, holders of Common Stock who beneficially own in excess of ten percent of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence in person or by proxy of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit) is necessary to constitute a quorum at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter ("Broker Non-Votes") will be considered present for the purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting shall be adjourned in order to permit further solicitation of proxies.


                                VOTING PROCEDURES

         Once a quorum has been established, the affirmative vote of a majority of the outstanding shares of Common Stock present or represented in proxy at the Annual Meeting is required to approve the proposals described in this proxy statement, except that directors can be elected by a plurality of stockholders. Stockholders are not permitted to cumulate their votes for the election of directors or any other purpose. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld and Broker Non-Votes will have no effect on the outcome of the election for directors because directors will be elected by a plurality of votes cast.

         With respect to the other proposals to be voted upon at the Annual Meeting, stockholders may vote for or against a proposal and may abstain from voting. Ratification of KPMG LLP as independent auditors for the fiscal year ending September 30, 2002, will require the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as a vote against this proposal. Broker Non-Votes, however, are not counted as present and entitled to vote on the proposals, and have no effect on such vote.

         The Company's annual report to stockholders for its fiscal year ended September 30, 2001 (the "Annual Report"), is mailed herewith to stockholders. The Company will file with the Securities and Exchange Commission (the "SEC") an Annual Report on Form 10-K for the fiscal year ended September 30, 2001. Stockholders may obtain, free of charge, either an additional copy of the Annual Report or a copy of the Annual Report on Form 10-K by requesting it by telephone or in writing from Toni Santiuste, Harbor Florida Bancshares, Inc., 100 S. Second Street, Fort Pierce, FL 34950, (561) 460-7002.

         Executed, unmarked proxies will be voted FOR all proposals.

         Proxies solicited hereby are to be returned to the Company's transfer agent, American Stock Transfer & Trust Company. The Board of Directors has designated Nixon Peabody LLP, the Company's special counsel, to act as Inspector of Election and tabulate votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth information as of September 30, 2001, except as specifically noted, with respect to ownership of the Company's Common Stock by: (i) the Harbor Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"); (ii) Private Capital Management and Westport Asset Management; (iii) the executive officers and directors of the Company; and (iv) all the directors, the Chief Executive Officer and the four highest paid officers (the "Executive Officers") of the Company as a group. Except for those listed below, Bancshares has no knowledge of any other person (including any "group" as that term is used in
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who owns beneficially more than 5% of the Common Stock.

                                                                                          Common Stock
                                                                                      Beneficially Owned(1)
                                                                                      ------------------

              Name                                  Title or Address              Number(2)           Percent
              ----                                  ----------------              ------              -------

 Harbor Federal Savings Bank Employee       100 S. Second Street
 Stock Ownership Plan                       Fort Pierce, FL  34950              2,055,330              8.42%

 Private Capital Management                 8889 Pelican Bay Blvd.
                                            Suite 500                           1,433,700              5.87%
                                            Naples, FL  34108

 Westport Asset Management                  253 Riverside Avenue
                                            Westport, CT  06880                 1,327,000              5.43%

 Bruce R. Abernethy, Sr.                    Vice Chairman of the Board            378,321(3)(12)(14)   1.55%

 Richard N. Bird                            Director                              180,731(8) (14)          *

 Michael J. Brown, Sr.                      Director, President and Chief
                                            Executive Officer                     876,607(4)(15)       3.59%

 Edward G. Enns                             Chairman of the Board                 142,799(6)(14)           *

 Frank H. Fee, III                          Director                              427,735(3)(13)(14)   1.75%

 Richard B. Hellstrom                       Director                              186,495(7)(14)           *

 Richard V. Neill                           Director                               34,781(3)(5)            *

 Don W. Bebber                              Senior Vice President                 166,402(9) (15)          *

 Albert L. Fort                             Senior Vice President                 168,016(10) (15)         *

 David C. Hankle                            Senior Vice President                 289,626(11) (15)     1.19%

 J. Hal Roberts                             Senior Vice President                  67,793(15)(16)          *

 Directors and Executive Officers as a       N/A
 group (11 persons)                                                             2,919,306             11.95%

--------------------
(1) Except as otherwise noted, all beneficial ownership by directors and executive officers is direct and each director or executive officer exercises sole voting and investment power over the shares.

(footnotes continued on next page)

(2) Reflects information provided by these persons, filings made by these persons with the Securities and Exchange Commission, and other information known to Bancshares.

(3) Includes 149,704, 115,055 and 2,350 shares, respectively, held by the Directors' Deferred Compensation Plan for the benefit of Messrs. Abernethy, Fee and Neill.

(4) Includes currently exercisable options to purchase 90,804 shares. Does not include 34,055 shares held by spouse or 1,201 shares held in trust for the benefit of grandchildren. Mr. Brown disclaims beneficial ownership of these shares.

(5)      Includes currently exercisable options to purchase 4,000 shares.

(6) Includes currently exercisable options to purchase 48,914 shares. Does not include 27,026 shares held by spouse. Mr. Enns disclaims beneficial ownership of the shares held by his spouse.

(7) Includes currently exercisable options to purchase 24,771 shares and 12,018 shares held by spouse.

(8) Includes currently exercisable options to purchase 27,476 shares and 34,704 shares held by spouse, of which 4,638 shares are unvested shares of restricted stock ("RRP Stock") awarded pursuant to the Harbor Florida Bancshares 1998 Stock Incentive Plan for Directors, Officers and Employees (the "Plan").

(9) Includes currently exercisable options to purchase 49,829 shares. Does not include 2,002 shares held by spouse and 670 shares held by son. Mr. Bebber disclaims beneficial ownership of these shares.

(10) Includes currently exercisable options to purchase 22,699 shares. Does not include 22,574 shares held by spouse. Mr. Fort disclaims beneficial ownership of the shares held by his spouse.

(11) Includes currently exercisable options to purchase 22,699 shares. Does not include 16,413 shares held by spouse and 8,715 shares held by his daughters. Mr. Hankle disclaims beneficial ownership of these shares.

(12) Includes currently exercisable options to purchase 51,247 shares. Does not include 14,981 shares held by spouse. Mr. Abernethy disclaims beneficial ownership of the shares held by his spouse.

(13) Includes currently exercisable options to purchase 24,771 shares. Does not include 17,304 shares held by spouse. Mr. Fee disclaims beneficial ownership of the shares held by his spouse.

(14)     Includes 11,031, 9,909, 12,366, 9,909 and 9,909 unvested shares of RRP
         Stock awarded, respectively, to Messrs. Abernethy, Bird, Enns, Fee and Hellstrom. These shares will continue to vest in equal annual installments for the next two years of continued service on the Board of Directors.

(15)     Includes 110,303, 27,576, 27,576, 25,577, and 31,593 of unvested shares of RRP Stock awarded, respectively, to Messrs. Brown, Sr., Bebber, Fort, Hankle and Roberts. These shares will continue to vest in equal annual installments over the next seven years of continued employment with the Company.

(16)     Includes currently exercisable options to purchase 13,000 shares

* Represents less than 1% of outstanding shares.


                                 ---------------

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation provide that the Board of Directors be composed of not less than five nor more than 15 members. Currently, there are seven members, whose terms are divided into three approximately equal classes. The members of each class are elected for a term of three years. One class is elected annually.

         Two directors, Edward G. Enns, Chairman and Bruce R. Abernethy, Sr., Vice-Chairman will be elected at the Annual Meeting. The Board of Directors has renominated current directors Edward G. Enns and Bruce R. Abernethy, Sr. for re-election. If elected, Messrs. Enns and Abernethy will each serve as Chairman and Vice-Chairman, respectively, for a three-year term expiring at the Annual Meeting to be held in 2005.

         The Nominating Committee of the Board of Directors determines management nominees for election as directors. The Bylaws also allow stockholders to submit nominations in writing directly to the Corporate Secretary of the Company not fewer than ninety (90) days prior to the date of the Annual Meeting. No stockholder nominations have been received by the Company. There are no arrangements known to management between the persons named and any other person pursuant to which such nominees were selected.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR UNDER THIS PROPOSAL I.

         The persons named in the enclosed proxy intend to vote for the election of the named nominees, unless the proxy is marked by the stockholder to the contrary. If any nominee is unable to serve, all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. The Board of Directors knows of no reason why any nominee might be unable to serve.

         The following table sets forth certain information, as of September 30, 2001, with respect to each nominee, and each director continuing in office.


            NAME                  AGE              DIRECTOR SINCE(1)                  CURRENT TERM TO EXPIRE(2)
            ----                  ---              --------------                     ----------------------
BOARD NOMINEES

Bruce R. Abernethy, Sr.            65                     1983                                   2002

Edward G. Enns                     68                     1977                                   2002

DIRECTORS CONTINUING IN OFFICE

Michael J. Brown, Sr.              60                     1977                                   2004

Richard B. Hellstrom               65                     1988                                   2004

Frank H. Fee, III                  57                     1987                                   2003

Richard N. Bird                    60                     1997                                   2003

Richard V. Neill, Sr.              67                     2000                                   2003

--------------------

(See footnotes on next page)

(1) Includes prior service on the Board of Directors of the Bank, if applicable.

(2)      All terms expire on the date of the Annual Meeting.


         The principal occupation for the last five years for each nominee and continuing director of the Company is set forth below.


         Bruce R. Abernethy, Sr.                     Mr. Abernethy was elected to the Board in 1983. He
                                                     served as Executive Vice President of the Fort
                                                     Pierce/St. Lucie County Chamber of Commerce from May
                                                     1991 to May 1993. Prior to that Mr. Abernethy was
                                                     operations manager for the Southern Bell Telephone
                                                     Company. He currently resides in St. Lucie County,
                                                     Florida, and is retired.


         Richard N. Bird                             Mr. Bird was elected to the Board in 1997. He is
                                                     President and principal broker of Bird Realty Group,
                                                     Inc., a real estate brokerage firm specializing in
                                                     commercial real estate in Indian River County. He is
                                                     recently retired from elected office after serving
                                                     sixteen years on the Indian River County Commission.
                                                     Mr. Bird assisted the Bank in forming the Indian
                                                     River County Advisory Board and served as a member of
                                                     that Board in 1996. He conducts his business in
                                                     Indian River County, Florida.


         Michael J. Brown, Sr.                       Mr. Brown has served as President and Chief Executive
                                                     Officer of the Bank since 1976. He was elected to the
                                                     Board in 1977. Prior to joining the Bank, Mr. Brown
                                                     was the Chief Financial Officer at University Federal
                                                     Savings in Coral Gables, Florida and Prudential
                                                     Savings in Clayton, Missouri. Mr. Brown has served as
                                                     president of the Chamber of Commerce and the Rotary
                                                     Club. He has also been a member of the Federal Home
                                                     Loan Mortgage Corporation Advisory Board, and
                                                     currently serves as a Director of America's Community
                                                     Bankers.


         Edward G. Enns                              Mr. Enns has served as a Director since 1977. He is
                                                     the former owner of the Enns Agency, a property and
                                                     casualty insurance agency located in Fort Pierce,
                                                     Florida. He is a former County Commission Chairman of
                                                     St. Lucie County, Florida, and presently serves as
                                                     Mayor of the City of Fort Pierce.


         Frank H. Fee, III                           Mr. Fee has served as a Director since 1987. He is an
                                                     attorney and President of the law firm of Fee &
                                                     Koblegard, P.A. which does business under the
                                                     registered name of Fee, Koblegard & DeRoss, a general
                                                     practice law firm located in Fort Pierce, Florida.
                                                     Mr. Fee is also President of Treasure Coast Abstract
                                                     & Title Insurance Company, an abstracting and title
                                                     insuring agent firm, and in the business of citrus
                                                     and cattle production.



         Richard B. Hellstrom                        Mr. Hellstrom has been a Director since 1988. He is
                                                     the former President of Lindahl, Browning, Ferrari &
                                                     Hellstrom, Inc., a firm specializing in civil,
                                                     environmental and agricultural engineering. He
                                                     currently resides in St. Lucie County, and is
                                                     retired.


         Richard V. Neill, Sr.                       Mr. Neill has been a Director since 2000. He is an
                                                     attorney and Chairman of the Board of the law firm of
                                                     Neill, Griffin, Jeffries, Fowler, Tierney & Neill,
                                                     Chartered. The firm conducts a general practice. Mr.
                                                     Neill engages in trial practice in Fort Pierce,
                                                     Florida. He has served on the Board of Governors of
                                                     the Florida Bar and is a Fellow of the American
                                                     College of Trial Lawyers. Through a family business,
                                                     Mr. Neill is also engaged in tomato farming and
                                                     production of cattle.


BOARD MEETINGS AND COMMITTEES

         The Board of Directors currently meets once a month and may have additional meetings. During the fiscal year ended September 30, 2001, the Board met 14 times. All Directors who served as Directors during the fiscal year ended September 30, 2001, attended at least 75% of Board meetings. All committee members attended at least 75% of the meetings of their respective committees. The standing committees include the following:

         COMPENSATION COMMITTEE. The Compensation Committee met six times in fiscal 2001. It reviews and discusses employee performance and prepares recommendations for annual salary adjustments and bonuses. The Committee also administers the Bank and the Company's stock benefit plans, except the ESOP. This committee currently consists of Messrs. Abernethy, Enns, and Hellstrom.

         CREDIT COMMITTEE. The Credit Committee met ten times in fiscal 2001. It evaluates and takes action on credit applications that represent a total exposure over a certain threshold. The Committee meets on an as-needed basis and consists of Messrs. Abernethy, Bird, Enns, Fee, Hellstrom and Neill. The Committee requires a quorum of three (3) members in order to conduct business.

         ESOP COMMITTEE. The ESOP Committee administers the ESOP. The Committee currently consists of Messrs. Abernethy, Enns and Hellstrom. The Committee held no meetings during the 2001 fiscal year.

         AUDIT COMMITTEE. The Audit Committee met four times during the fiscal year ended September 30, 2001. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. No member of the Audit Committee is employed by or has any material relationships with the Company. The Audit Committee's primary duties and responsibilities are to:

              o Monitor the integrity of the Company's financial reporting process and system of internal controls regarding finance, accounting, legal and regulatory compliance.

              o Monitor the independence and performance of the Company's independent auditors and internal audit/compliance department.

              o Provide an avenue of communication among the independent auditors, management, the internal audit/compliance department and the Board of Directors.


         The Audit Committee is independent in accordance with the amended issuer rules of the National Association of Securities Dealers. The Audit Committee recommended, and the Board of Directors has adopted, a written Audit Committee Charter. In addition, during the fiscal year the Audit Committee has taken the following actions:

              o Reviewed and discussed the Company's financial statements for the 2001 fiscal year with management of the Company.

              o Discussed with the Company's independent auditors the matters required to be discussed under SAS 61 (Codification of Statements on Auditing Standards) and discussed and received written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions With Audit Committees").

         Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended September 30, 2001.

                                               BRUCE R. ABERNETHY, SR., CHAIRMAN
                                               EDWARD G. ENNS
                                               RICHARD V. NEILL, SR.

         The Company does not maintain a separate Nominating Committee for candidates to the Board of Directors. The full Board of Directors acts as a Nominating Committee.


DIRECTORS' FEES

         All directors receive an annual fee of $24,000 per year for serving on the Board. The Chairman of the Board, Edward G. Enns, and the Vice Chairman, Bruce R. Abernethy, Sr., receive $30,000 and $27,000 per year, respectively. Messrs. Abernethy, Fee and Neill defer their compensation through the Directors' Unfunded Deferred Compensation Plan. In addition, each Director is covered by a Group Accident and Travel Plan at a cost of $210 per year per Director. The Chairman and Vice-Chairman devote approximately 10% and 8%, respectively, of their professional time to the affairs of the Company. President Brown receives no fees for serving on the Board of Directors.

DIRECTOR RETIREMENT PLAN

         The Bank has established a Director Retirement Plan. Under this plan, non-employee directors who served on the Board of Directors for ten (10) years and have attained the age of 65 are entitled to receive annually until death a payment upon retirement equal to 2 1/2% of the average of the annual Board fee paid such directors for the last three years of service multiplied by his years of Board service (not to exceed 50% of the average annual retainer). In 1996, the Board discontinued this plan on a prospective basis. Directors who were elected to the Board after 1996, such as Richard N. Bird and Richard V. Neill, are not eligible to participate in this plan.

DIRECTORS' UNFUNDED DEFERRED COMPENSATION PLAN

         The Unfunded Deferred Compensation Plan for Directors (the "Directors' Deferred Compensation Plan") provides that a director may elect to defer all or part of his annual director fees to fund the Directors' Deferred Compensation Plan. The plan also provides that deferred fees are to earn interest at an annual rate equal to the 30-month certificate of deposit rate adjusted and compounded quarterly. Amounts deferred under the Directors' Deferred Compensation Plan are distributed in annual installments over a ten year period beginning with the first day of the calendar year immediately following the year in which the director ceases to be a director. The Directors' Deferred Compensation Plan also provides methods of distribution in the event of the death of the participant as well as retirement or removal from the Board. Plan participants may elect to have their accumulated fees in the Plan used to purchase common stock at fair market value. As of September 30, 2001, the Directors' Deferred Compensation

Plan held 149,704, 115,055, 2,350 and 34,827 shares of common stock for Messrs. Abernethy, Fee, Neill and Director Emeritus Richard Davis, respectively. Currently, Directors Abernethy, Neill and Fee are deferring director fees pursuant to the Directors' Deferred Compensation Plan.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid to Mr. Michael J. Brown, Sr., President and Chief Executive Officer and the four highest paid Executive Officers.

                                                                              Long-Term                     All Other
                                     Annual Compensation                     Compensation                Compensation(2)
                                     -------------------                     ------------                ------------

                                                                       Restricted
Name and                                                                 Stock        Number of
Principal Position            Year(1)     Salary        Bonus          Awards(3)      Options(4)
------------------            ----        ------        -----          ------         -------
Michael J. Brown, Sr.          2001     $308,967        $19,964              $0           30,000            $100,700
President                      2000      284,270              0               0                0             142,550
                               1999      277,613         26,758               0                0             159,556

Don W. Bebber                  2001     $143,333         $9,555              $0                0             $18,326
Senior Vice President-         2000      135,833              0               0                0              19,159
Chief Financial                1999      130,858         12,265               0                0              34,377
Officer

Albert L. Fort                 2001     $119,217         $8,071              $0                0             $17,619
Senior Vice President-         2000      114,917              0               0                0              20,276
Operations                     1999      112,017         10,710               0                0              31,882


David H. Hankle                2001     $147,379         $9,905              $0                0             $19,655
Senior Vice President -        2000      141,003              0               0                0              19,220
Credit Administration/         1999      137,708         13,275               0                0              37,850
Commercial Lending

J. Hal Roberts                 2001     $149,680         $9,905              $0                0             $12,668
Senior Vice President -        2000      140,833              0         213,850            7,155               4,077
Marketing/Human Resources      1999       62,560              0         231,660           58,500                 543



------------------------


(1)      The Company and the Bank's fiscal years each end September 30.

(2) For fiscal 2001 other compensation consists of insurance payments of $4,447, $3,612, $3,422, $3,676, and $3,384 for Messrs. Brown, Sr.,
         Bebber, Fort, Hankle, and Roberts, respectively and contributions to the ESOP in the equivalent amount of $18,233, $14,714, $12,409, $15,236, and $7,661 for Messrs. Brown, Sr., Bebber, Fort, Hankle and Roberts, respectively. Additionally, the Bank contributed $1,788, $743 and $1,623 to Messrs. Fort, Hankle and Roberts, respectively, pursuant to the Bank's 401(k) Profit Sharing Plan and Trust. The Bank also contributed $78,020 to fund Mr. Brown, Sr.'s Supplemental Executive Retirement Plan. Other personal benefits provided by the Company or the Bank have not been listed. The aggregate amount of such benefits does not exceed the lesser of $50,000, or 10% of each named executive officer' cash compensation.

(3) Represents restricted shares of Common Stock awarded by the Compensation Committee pursuant to the Harbor Florida Bancshares, Inc. 1998 Stock Incentive Plan for Directors, Officers and Employees (the "Plan").

(4) Options awarded in fiscal 2001 were awarded pursuant to the 1998 Stock Incentive Plan.

                             ----------------------

         OPTION GRANTS IN LAST FISCAL YEAR. No options were granted during fiscal 2001 to Messrs. Bebber, Fort, Hankle and Roberts. Mr. Brown, Sr. was awarded options at $14.63 per share for 30,000 shares.

         AGGREGATE OPTION EXERCISES AND YEAR-END OPTION VALUES. The following table sets forth the number of shares acquired on the exercise of stock options and the aggregate gains realized on the exercise during fiscal 2001 by Messrs. Brown Sr., Bebber, Fort, Hankle and Roberts. The table also sets forth the number of shares covered by exercisable and unexercisable options held by the named individuals on September 30, 2001, and the aggregate gains that would have been realized had these options been exercised on September 30, 2001, even though these options were not exercised, and the unexercised options could not have been exercised, on September 30, 2001. Certain per share numbers are adjusted for the conversion at which all existing shares of Harbor Florida Bancorp, Inc. were exchanged for 6.0094 shares of Common Stock.


                                Shares
                              Acquired On
                               Exercise                           Number of Shares                Value of Unexercised
                                During          Value          Covered by Unexercised                 In-The-Money
           Name               Fiscal 2001    Realized(1)         Options On 9/30/01             Options As Of 9/30/01(2)
           ----               -----------    --------            ------------------             ---------------------

                                                            Exercisable     Unexercisable    Exercisable      Unexercisable
                                                            -----------     -------------    -----------      -------------
Michael J. Brown, Sr.                  0             $0       90,804            231,865      $726,448          $1,637,308
Don W. Bebber                      9,043        120,068       49,829             45,961       621,263             330,000
Albert L. Fort                         0              0       22,699             45,960       181,595             329,993
David C. Hankle                        0              0       22,699             45,961       181,595             330,000
J. Hal Roberts                         0              0       13,000             52,655        77,870             323,489

-------------------------

(1) Equals the difference between the aggregate exercise price of the options exercised and the aggregate fair market value of the Common Stock received upon exercise computed using the price of the last sale of the Common Stock on the exercise date, as quoted on the Nasdaq National Market and, if necessary, adjusted for the Conversion. All options exercised had an adjusted exercise price of $1.66 per share. Mr. Bebber exercised 9,043 options on January 18, 2001, when the adjusted market price of the Common Stock was $13.28 per share.

(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the Common Stock that will be received upon exercise, assuming such exercise occurred on Friday, September 28, 2001, at which date the last sale of the Common Stock as quoted on the NASDAQ National Market was at $17.87 per share.

                              --------------------

         EMPLOYEE STOCK OWNERSHIP PLAN. In 1994, the Bank established the ESOP for employees age 21 or older who have at least one year of credited service with the Bank. Following the creation of Bancshares, investments in the Harbor Florida Bancorp, Inc., and previously the Bank's, common stock by the ESOP were exchanged for Common Stock.

         As of September 30, 2001, the ESOP held 2,055,330 shares of Common Stock. These shares represent both those received by the ESOP in exchange for shares of Harbor Florida Bancorp, Inc. common stock held before the conversion and as well as shares purchased by the ESOP in the conversion. Shares of Common Stock purchased by the ESOP were funded by borrowed funds from Bancshares in the conversion. Shares purchased in the conversion by the ESOP will be allocated to participants' accounts over 20 years.

         The ESOP is administered by an unaffiliated corporate trustee in conjunction with the ESOP Committee of the Board. The ESOP trustee must vote all allocated shares held by the ESOP in accordance with the instructions of participating employees. Shares for which employees do not give instructions will be voted by the ESOP trustee.

         GAAP requires that any third party borrowing by the ESOP be reflected as a liability on Bancshares' statement of financial condition. Since the ESOP is borrowing from Bancshares, such obligation is eliminated in consolidation. However, the cost of unallocated shares are treated as a reduction of shareholders' equity.

         Contributions to the ESOP and shares released from the suspense account are allocated among ESOP participants on the basis of participants' compensation as it relates to total participant compensation. Employees are fully vested upon completion of five years of service. Benefits may be payable upon retirement, early retirement, disability, death or separation from service.

         The ESOP is subject to the requirements of ERISA and the regulation of IRS and the United States Department of Labor.

         PENSION PLAN. The Bank provides a noncontributory, defined benefit pension plan through the Financial Institutions Retirement Fund of White Plains, New York (the "Pension Plan") which covers all full-time employees who have one year of service with the Bank and have attained twenty-one years of age. An employee is 100% vested in the Pension Plan when he/she completes five years of employment at the Bank. Employees who reach the age of sixty-five (65) are also 100% vested in the Pension Plan, regardless of completed years of employment.

         The following table illustrates the annual pension benefits at age 65 under the most advantageous plan provisions available at various levels of average annual salary and years of service.


      Average
      Salary                  5            10           15           20            25            30            35
      ------                  -            --           --           --            --            --            --
     $ 20,000                $ 2,000       $ 4,000      $ 6,000      $ 8,000      $ 10,000      $ 12,000       $ 14,000
     $ 40,000                $ 4,000       $ 8,000      $12,000      $16,000      $ 20,000      $ 24,000       $ 28,000
     $ 60,000                $ 6,000       $12,000      $18,000      $24,000      $ 30,000      $ 36,000       $ 42,000
     $ 80,000                $ 8,000       $16,000      $24,000      $32,000      $ 40,000      $ 48,000       $ 56,000
     $100,000                $10,000       $20,000      $30,000      $40,000      $ 50,000      $ 60,000       $ 70,000
     $125,000                $12,500       $25,000      $37,500      $50,000      $ 62,500      $ 75,000       $ 87,500
     $150,000                $15,000       $30,000      $45,000      $60,000      $ 75,000      $ 90,000       $105,000


         Normal retirement benefits under the Pension Plan are based on retirement at or after age sixty-five (65), with the amount of the benefit dependent on years of service as well as average annual salary for the five (5) consecutive years of highest salary during service. However, the maximum annual compensation which may be taken into account under the Internal Revenue Code of 1986, as amended, for calculating contributions under qualified defined benefit plans is currently $170,000.

         As of September 30, 2001, Messrs. Brown, Sr., Bebber, Fort, Hankle and Roberts have 25, 25, 17, 15 and 17 credited years of service, respectively, under the Pension Plan. All benefits are computed as a straight-life annuity and are not subject to deduction for Social Security.

         SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM. On September 13, 1995, the Board of Directors approved a Supplemental Executive Retirement Plan ("SERP") for President Brown. The SERP became effective on that date. The SERP will pay Mr. Brown an annual retirement benefit at age 65 of 75% of his final five year average earnings, less the amount payable from the Pension Plan and less the amount expected to be paid as a Social Security benefit. The SERP benefit will accrue evenly over Mr. Brown's career so that if Mr. Brown retires or otherwise terminates his employment before attaining age 65, his benefit will be reduced on a PRO RATA basis. In addition, if Mr. Brown receives his benefit before age 65, such benefit will be subject to a reduction of 3% multiplied by the number of years prior to age 65 that his benefit commences. The SERP is administered by the Compensation Committee. Payments by the Bank to fund the SERP were $78,020 in fiscal 2001.

         EMPLOYMENT AGREEMENT. The Board of Directors entered into a three-year employment agreement with President Brown effective September 3, 1995. On November 14, 2001, the Board voted to approve an extension of this agreement effective January 6, 2002, with a new initial term to continue through January 6, 2005. During the term of the agreement, Mr. Brown's salary is equal to the initial salary plus any increases which the Board of Directors may authorize from time to time. The agreement also provides for reimbursement of reasonable business expenses, participation in the employee benefit programs of the Company or the Bank and certain other perquisites.

         In the event the Company or the Bank terminates President Brown's employment without cause, he will receive a severance payment equal to his salary, and will continue to participate in the employee benefit programs of the Bank, for the balance of the term of the agreement. Mr. Brown's agreement also provides for certain payments in the event of a change of control under the Bank Change in Control Act of 1978, a merger or consolidation, voluntary dissolution, or transfer of all of the Bank's or Bancshares' assets and liabilities. Should one of these events occur, the Bank's agreement with Mr. Brown would be assumed by any acquiring or merging entity. Further, in the one-year period following one of these events, the agreement provides Mr. Brown with certain protection against termination other than for cause and against a material diminution in his duties or reporting responsibilities under the presumption that such a change would amount to an involuntary termination of President Brown's employment with the Bank. Should one of the enumerated events occur, Mr. Brown would be entitled to a severance benefit of three times his base salary plus the amount of bonuses received during the twelve month period preceding the involuntary termination plus the cost of all benefits which Mr. Brown was entitled to in the twelve-month period preceding the involuntary termination, plus, at his election, the excess of the fair value of shares subject to options held by him over their exercise price, which would then be canceled. Total amounts paid to Mr. Brown under this provision of the agreement with the Bank will not exceed an amount which is $100 less than three times the base amount paid to Mr. Brown as the term "base amount" is defined in Section 280G(b)(3) of the Internal Revenue Code of 1986. Any payments under the agreement are also conditioned upon their conformity with the "golden parachute" provisions of
Section 18(k) of the FDI Act.

         CHANGE IN CONTROL AGREEMENTS. On April 19, 2000, Bancshares and the Bank entered into Change in Control Agreements with each of Messrs. Bebber, Hankle, Fort and Roberts and Senior Vice President for Retail Banking, Michael
J. Brown, Jr. On April 11, 2001, the Board voted to approve an extension of the Agreements effective April 19, 2001, with a new initial term to continue through April 19, 2004. These Agreements provide that, should the officer be terminated by Bancshares or the Bank within one year following a change in control of Bancshares or the Bank (other than termination for cause as defined in these agreements), he will receive one year's salary and continue to participate in the certain employee benefit programs of Bancshares and the Bank for 12 months following his termination. The aggregate payments under these agreements, presuming a termination not for cause, are dependent upon the employees' salary and level of benefits at the time of a change in control. If all five (5) senior vice presidents were terminated not for cause during fiscal 2001, the total payment would be $667,109. These agreements have an initial three year term and may be extended by the Board of Directors.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee (the "Committee") currently consists of Directors Hellstrom, Abernethy and Enns, none of whom have ever been an officer or employee of the Bank or Bancshares. None of the above are members of a compensation committee of the Board of Directors of any company other than Bancshares and the Bank.

         REPORT OF THE COMPENSATION COMMITTEE. The Committee reviews and recommends to the Board of Directors compensation levels for executive officers and evaluates executive officer performance. All members of the Committee are outside directors of the Company.

         The Company's compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key officers. To achieve this goal, the Company's compensation policy integrates base salary with annual bonuses, as well as awards of stock options and restricted stock. The Committee considers each potential element when determining compensation goals.

         President Brown's compensation and related benefits are based principally on his rights under his employment agreement with the Bank, which is described elsewhere in this Proxy Statement. However, the Committee also considers the performance of the Company as well as the performance of the Common Stock. Pursuant to the employment contract, Mr. Brown's salary was $308,967 for fiscal 2001. Mr. Brown's present salary is $332,500. Mr. Brown's salary is based on many factors, including the Company's Return on Assets, the Company's Return on Equity, growth and earnings per share as well as the price of the Common Stock throughout fiscal 2001. The Committee noted that the Company's return on average assets for fiscal 2001 was 1.44%, the return on equity was 10.89% and diluted earnings per share increased 15.9% to $1.02 per share.

         In addition to reviewing this information in determining Mr. Brown's compensation, the Committee reviewed the Bank's prior year's financial performance and prevailing market rates of compensation for Mr. Brown's position. In particular, the Committee took note of the Bank's growth and growth in earnings per share.


                                                  RICHARD B. HELLSTROM, CHAIRMAN
                                                  BRUCE R. ABERNETHY, SR.
                                                  EDWARD G. ENNS


                              CERTAIN TRANSACTIONS

         The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or an executive officer that exceeded in the aggregate an amount equal to the greater of $25,000 or 5% of the Bank's capital and surplus, or in any event $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

         Frank H. Fee, III, a director of the Company, is also President of the law firm of Fee & Koblegard, P.A. which does business under the registered firm name of Fee, Koblegard & DeRoss, a general practice law firm. The Company paid approximately $149,000 in legal fees in the year ended September 30, 2001, to this law firm.

         Michael J. Brown, Jr., Senior Vice President - Retail Banking, is the son of Michael J. Brown, Sr., President and Chief Executive Officer of the Company.

         Director Richard N. Bird is the husband of Wendy L. Bird, a Vice President of the Bank for Community Reinvestment. INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended September 30, 2001 were KPMG LLP. The Company's Board of Directors has appointed KPMG LLP to continue as independent auditors for the Bank and the Company for the year ending September 30, 2002. KPMG LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

AUDIT FEES

         The Company was billed the aggregate amount of $190,000 for fiscal year 2001 for professional services rendered by KPMG LLP for audit of the Company's annual financial statements for 2001 and review of the financial statements included in the Company's forms 10Q and 10K during 2001. As disclosed below, the Company has retained KPMG LLP to provide non-audit services during 2001.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTAL FEES

         The Company was not billed any amount for professional services related to Financial Information System Design and Implementation by KPMG LLP for fiscal year 2001.

ALL OTHER FEES

         The Company was billed $39,600 by KPMG LLP for professional services rendered in connection with tax services. The Company was also billed $22,000 by KPMG LLP for professional services rendered in connection with the 2001 ESOP and the 2001 FDICIA Report. Other than the fees set forth, the Company was not billed for any services by KPMG LLP for fiscal year 2001. The Audit Committee has concluded that the providing of these non-audit services did not adversely impact the independence of KPMG LLP.

                                    ---------


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCES

         To the knowledge of the Board and based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) during the fiscal year ended September 30, 2001, no person who is a director, officer or beneficial owner of 10% of the Common Stock failed to file on a timely basis, the reports required by Section 16(a) of the Securities Exchange Act.

                                    ---------

                                PERFORMANCE GRAPH

         The following graph shows a five year comparison of cumulative total return on the Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the NASDAQ National Market and NASDAQ Bank Stocks for the period October 1, 1996, through September 30, 2001. The price of the Common Stock, as reflected in the graph, has been adjusted for the Conversion, whereby all existing shares of Harbor Florida Bancorp, Inc. were exchanged for 6.0094 shares of Common Stock, is not necessarily indicative of possible future performance of the Common Stock.


                              [PERFORMANCE GRAPH]



                                    9/30/96        9/30/97         9/30/98        9/30/99         9/30/00        9/30/01
                                    -------        -------         -------        -------         -------        -------

 Harbor Florida Bancshares          100.000        196.064         221.369        267.915         272.330        412.662
 Nasdaq Index                       100.000        137.274         139.449        227.819         302.455        123.673
 Nasdaq Bank Index                  100.000        166.584         165.250        175.933         188.762        214.009



                    PROPOSAL II - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed the firm of KPMG LLP, Certified Public Accountants, to continue as independent auditors for the Company for the fiscal year ending September 30, 2002, subject to ratification of such appointment by the stockholders. A representative of KPMG LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2002 UNDER THIS PROPOSAL II.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no matters to be brought before the Annual Meeting other than procedural matters incident to the conduct of the Annual Meeting. If further business is properly presented, the proxy holders will vote proxies, as determined by a majority of the Board of Directors.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Pursuant to the proxy solicitation regulations of the Securities and Exchange Commission (the "SEC"), any shareholder proposal intended for inclusion in the Company's proxy statement and form of proxy related to the Company's 2003 Annual Meeting of stockholders must be received by the Company at its principal executive offices no later than August 2, 2002, pursuant to the proxy solicitation regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy any stockholder proposal which does not meet the requirements of the SEC in effect at that time.


                      NOTICE OF BUSINESS TO BE CONDUCTED AT
                           A SPECIAL OR ANNUAL MEETING

         The bylaws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. The bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. For proposals not included in the proxy statement, the stockholder must give written advance notice to the Secretary of the Company not less than one hundred twenty (120) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.


         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO RETURN YOUR PROXY CARD PROMPTLY. IF YOU ARE THEN PRESENT AT THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON, YOUR ORIGINAL PROXY MAY BE REVOKED BY VOTING AT THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORDHOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                              By Order of the Board of Directors

                                              /s/ Michael J. Brown
                                              ----------------------------------
                                              Michael J. Brown, Sr.
                                              President and CEO

Fort Pierce, Florida
December 14, 2001

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







                      [This Page Intentionally Left Blank]






                        PLEASE SIGN, DATE AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!



                         ANNUAL MEETING OF STOCKHOLDERS
                        HARBOR FLORIDA BANCSHARES, INC.

                                JANUARY 25, 2002






              ^ Please Detach and Mail in the Envelope Provided ^
------------------------------------------------------------------------------------------------------------------------------------
      Please mark your
A /X/ votes as in the                                                 ----
      example


                FOR all nominees          WITHHOLD
             listed at right (except      AUTHORITY          The Board of Directors recommends a vote FOR PROPOSALS I and II.
               as marked to the         to vote for all
               contrary below).     nominee listed at right
I. Election of two                                           Nominees:            II. Ratification of the apointment of KPMG LLP,
   directors for     / /                       / /                                   Certified Public Accountants, as Harbor Florida
   three year                                                Bruce R. Abamethy Sr.   Bancshares' independent auditors for the fiscal
   terms each                                                                        year ending September 30, 2002.
FOR, accept vote withheld from the following:                Edward G. Enns
                                                                                                 FOR     AGAINST    ABSTAIN
                                                                                                 / /       / /        / /

                                                                                      In their discretion the proxies are authorized
Nominee: ___________________, _______________                                     to vote with respect to approval of the minutes of
                                                                                  the 2001 meeting of shareholders, makers incident
(INSTRUCTION: To withhold authority to vote for                                   to the conduct of the meeting, and upon such other
any individual nominee, write that nominee's name                                 matters as may properly come before the meeting.
on the space provided above.)



                                                                                  NEW ADDRESS ____________________ MARK HERE IF
                                                                                              ____________________ YOU PLAN TO  / /
                                                                                              ____________________ ATTEND THE
                                                                                                                   ANNUAL MEETING


Signature ________________________________________  Signature _____________________________________________  Date _________________
NOTE: Please date this Revocable Proxy and sign, exactly as your name(s) appears on your stock certificate. If signing as a fiduciary, please give your full title.

------------------------------------------------------------------------------------------------------------------------------------


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REVOCABLE PROXY                                               REVOCABLE PROXY

                        HARBOR FLORIDA BANCSHARES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               HARBOR FLORIDA BANCSHARES, INC. TO BE USED AT THE
               ANNUAL MEETING OF STOCKHOLDERS ON JANUARY 25, 2002

     The undersigned being a stockholder of Harbor Florida Bancshares, Inc. hereby appoints Michael J. Brown, Sr. and Frank H. Fee, III, or each of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders to be held at 10:00 a.m., Florida Time, on January 25, 2002, Old City Hall Annex, 315 Avenue A, Fort Pierce, Florida 34950, and any adjournments thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

     If you receive more than one proxy card, please sign and return all cards in the accompanying envelope. Please check your mailing address as it appears on this Revocable Proxy. If it Is Inaccurate, please include your correct address on the reverse side.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES UNDER PROPOSAL I AND FOR THE AUDITORS UNDER PROPOSAL II.

                   (Continued and to be signed on other side)


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